FOR IMMEDIATE RELEASE	New York, NY (July 25, 2017)

Interpublic Announces Second Quarter and First Half 2017 Results

•	Second quarter reported revenue decrease of 1.7%; organic revenue increase was 0.4% and was 1.0% excluding the impact of lower pass-through revenue.

•	First half reported revenue decrease of 0.6%; organic revenue increase was 1.5% and was 1.7% excluding the impact of lower pass-through revenue.

•	Second quarter operating income of $206.5 million and operating margin of 11.0%.

•	Second quarter diluted earnings per share of $0.24 and $0.27 as adjusted for below-the-line items, compared with $0.38 and $0.33 as adjusted a year ago.

•	First half diluted earnings per share of $0.29 and $0.32 as adjusted for below-the-line items, compared with $0.40 and $0.36 as adjusted a year ago.

•	Company remains committed to delivering its full-year performance target of 50 basis points of operating margin expansion and achieving the low end of its 3%-4% organic growth range.

Summary

Revenue

•
Second quarter 2017 revenue decreased 1.7% to $1.88 billion, compared to $1.92 billion in the second quarter of 2016, with an organic revenue increase of 0.4% compared to the prior-year period. This was comprised of an organic increase of 0.7% in the U.S., which was 1.7% excluding the impact of lower pass-through revenues, and no organic change internationally.

•
First half 2017 revenue decreased 0.6% to $3.64 billion, compared to $3.66 billion in the first half of 2016, with an organic revenue increase of 1.5% compared to the prior-year period. This was comprised of an organic revenue increase of 1.7% in the U.S., which was 1.8% excluding the impact of lower pass-through revenues, and 1.0% internationally.

Operating Results

•	Operating income in the second quarter of 2017 was $206.5 million, compared to $224.3 million in 2016. Operating margin was 11.0% for the second quarter of 2017, compared to 11.7% in 2016.

•
For the first half of 2017, operating income was $236.2 million, compared to operating income of $247.3 million in 2016. Operating margin was 6.5% for the first half of 2017, compared to 6.8% for the first half of 2016.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Net Results

•	Income tax provision in the second quarter of 2017 was $75.4 million on income before income taxes of $170.1 million.

•
Second quarter 2017 net income available to IPG common stockholders was $94.7 million, resulting in earnings of $0.24 per basic and diluted share, and $0.27 per adjusted diluted share. This compares to net income available to IPG common stockholders a year ago of $156.9 million, resulting in earnings of $0.39 per basic share and $0.38 per diluted share, and $0.33 per adjusted diluted share.

•	Income tax provision in the first half of 2017 was $73.3 million on income before income taxes of $184.9 million.

•
First half 2017 net income available to IPG common stockholders was $116.2 million, resulting in earnings of $0.30 per basic share and $0.29 per diluted share, and $0.32 per adjusted diluted share. This compares to net income available to IPG common stockholders a year ago of $162.3 million, resulting in earnings of $0.41 per basic share and $0.40 per diluted share, and $0.36 per adjusted diluted share.

•
For the three and six months ended June 30, 2017, net income available to IPG common stockholders included net losses of $13.1 million and $12.2 million, respectively, on sales of businesses in "Other (Expense) Income, Net". Excluding losses on sales of businesses, our diluted earnings per share for the three and six months ended June 30, 2017 would have been $0.27 and $0.32, respectively. Adjusted diluted earnings per share was $0.33 and $0.36 in the respective prior year periods. Refer to reconciliations in the back for more detail.

“Client spending in the quarter reflected increased caution, but we don’t see evidence of a broad-based economic downturn. Across the portfolio, we remain confident in the outstanding quality of our people and our work. This is confirmed by industry-leading performance at the most important award competitions that recognize creative excellence and marketing effectiveness,” said Michael I. Roth, Interpublic’s Chairman and CEO.

“Our offerings are highly competitive due to long-standing investments we have made in talent, especially embedding digital expertise within all of our companies, as well as in leading-edge programs that foster innovation and position us to help clients succeed in an age of data-driven and technology-enabled marketing. Applying these capabilities across our client roster positions us to achieve the low end of our 3% - 4% organic growth target for the year. We will also stay highly focused on costs, in order to build on our strong record of driving margin improvement, and we remain committed to delivering 50 basis points of operating margin expansion in 2017. Combined with the strength of our balance sheet and our commitment to capital return, that means there is significant potential at IPG for further value creation and enhanced shareholder value,” concluded Mr. Roth.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

Revenue
Revenue of $1.88 billion in the second quarter of 2017 decreased 1.7% compared with the same period in 2016. During the quarter, the effect of foreign currency translation was negative 1.1%, the impact of net divestitures was negative 1.0%, and the resulting organic revenue increase was 0.4%. Excluding the decrease in organic pass-through revenue in the second quarter of 2017, the organic revenue increase would have been 1.0%.

Revenue of $3.64 billion in the first half of 2017 decreased 0.6% compared with the first half of 2016. During the first half of 2017, the effect of foreign currency translation was negative 1.0%, the impact of net divestitures was negative 1.1%, and the resulting organic revenue increase was 1.5%. Excluding the decrease in organic pass-through revenue in the first half of 2017, the organic revenue increase would have been 1.7%.

Operating Expenses
Total operating expenses decreased 0.9% in the second quarter of 2017 from a year ago, compared with revenue decrease of 1.7%, and decreased 0.3% in the first half of 2017 from a year ago, compared with revenue decrease of 0.6%.

During the second quarter of 2017, salaries and related expenses were $1.24 billion, an increase of 0.8% compared to the same period in 2016. During the first half of 2017, salaries and related expenses were $2.51 billion, an increase of 0.7% compared to the same period in 2016.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, was 65.7% in the second quarter of 2017 compared to 64.1% in the same period in 2016, and was 69.1% in the first half of 2017 compared to 68.3% in the same period in 2016.

During the second quarter of 2017, office and general expenses were $439.1 million, a decrease of 5.4% compared to the same period in 2016. During the first half of 2017, office and general expenses were $887.9 million, a decrease of 2.9% compared to the same period in 2016.

Office and general expenses were 23.3% of total revenue in the second quarter of 2017 compared to with 24.2% a year ago, and were 24.4% in the first half of 2017 compared to 25.0% in the same period in 2016.

Non-Operating Results and Tax
Net interest expense of $21.0 million increased by $2.1 million in the second quarter of 2017 compared to the same period in 2016. For the first half of 2017, net interest expense of $36.7 million increased by $1.0 million compared to the same period in 2016.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

The income tax provision in the second quarter of 2017 was $75.4 million on income before income taxes of $170.1 million, compared to a provision of $43.7 million on income before income taxes of $205.8 million in the same period in 2016.

The income tax provision in the first half of 2017 was $73.3 million on income before taxes of $184.9 million, compared to a provision of $28.1 million on income before income taxes of $192.8 million in the same period in 2016.

Balance Sheet
At June 30, 2017, cash, cash equivalents and marketable securities totaled $660.8 million, compared to $1.10 billion at December 31, 2016 and $675.4 million at June 30, 2016. Total debt was $1.82 billion at June 30, 2017, compared to $1.69 billion at December 31, 2016.

Share Repurchase Program and Common Stock Dividend
During the second quarter of 2017, the company repurchased 2.5 million shares of its common stock at an aggregate cost of $60.0 million and an average price of $24.39 per share, including fees. During the first half of 2017, the company repurchased 4.8 million shares of its common stock at an aggregate cost of $115.0 million and an average price of $24.13 per share, including fees.

During the second quarter of 2017, the company declared and paid a common stock cash dividend of $0.18 per share, for a total of $70.5 million.

For further information regarding the company's financial results as well as certain non-GAAP measures and the reconciliation thereof, please refer to pages 18 and 19 of the earnings materials filed on Form 8-K here with and available on our website, www.interpublic.com.

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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

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Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2017 AND 2016 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three months ended June 30,
	2017	2016	Fav. (Unfav.) % Variance
Revenue:
United States	$1,160.5	$1,169.1	(0.7)%
International	724.4	748.8	(3.3)%
Total Revenue	1,884.9	1,917.9	(1.7)%

Operating Expenses:
Salaries and Related Expenses	1,239.3	1,229.5	(0.8)%
Office and General Expenses	439.1	464.1	5.4%
Total Operating Expenses	1,678.4	1,693.6	0.9%
Operating Income	206.5	224.3	(7.9)%
Operating Margin %	11.0%	11.7%

Expenses and Other Income:
Interest Expense	(25.7)	(24.5)
Interest Income	4.7	5.6
Other (Expense) Income, Net	(15.4)	0.4
Total (Expenses) and Other Income	(36.4)	(18.5)

Income Before Income Taxes	170.1	205.8
Provision for Income Taxes	75.4	43.7
Income of Consolidated Companies	94.7	162.1
Equity in Net Loss of Unconsolidated Affiliates	(0.1)	(1.9)
Net Income	94.6	160.2
Net Loss (Income) Attributable to Noncontrolling Interests	0.1	(3.3)
Net Income Available to IPG Common Stockholders	$94.7	$156.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.24	$0.39
Diluted	$0.24	$0.38

Weighted-Average Number of Common Shares Outstanding:
Basic	392.3	400.1
Diluted	400.3	409.8

Dividends Declared Per Common Share	$0.18	$0.15

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2017 AND 2016 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six months ended June 30,
	2017	2016	Fav. (Unfav.) % Variance
Revenue:
United States	$2,272.3	$2,260.3	0.5%
International	1,366.5	1,399.6	(2.4)%
Total Revenue	3,638.8	3,659.9	(0.6)%

Operating Expenses:
Salaries and Related Expenses	2,514.7	2,498.3	(0.7)%
Office and General Expenses	887.9	914.3	2.9%
Total Operating Expenses	3,402.6	3,412.6	0.3%
Operating Income	236.2	247.3	(4.5)%
Operating Margin %	6.5%	6.8%

Expenses and Other Income:
Interest Expense	(46.6)	(47.1)
Interest Income	9.9	11.4
Other Expense, Net	(14.6)	(18.8)
Total (Expenses) and Other Income	(51.3)	(54.5)

Income Before Income Taxes	184.9	192.8
Provision for Income Taxes	73.3	28.1
Income of Consolidated Companies	111.6	164.7
Equity in Net Income (Loss) of Unconsolidated Affiliates	1.1	(1.8)
Net Income	112.7	162.9
Net Loss (Income) Attributable to Noncontrolling Interests	3.5	(0.6)
Net Income Available to IPG Common Stockholders	$116.2	$162.3

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.30	$0.41
Diluted	$0.29	$0.40

Weighted-Average Number of Common Shares Outstanding:
Basic	392.0	400.4
Diluted	399.6	409.4

Dividends Declared Per Common Share	$0.36	$0.30

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended June 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$170.1	$(13.1)	$183.2
Provision for Income Taxes	75.4		75.4
Effective Tax Rate	44.3%		41.2%
Equity in Net Loss of Unconsolidated Affiliates	(0.1)		(0.1)
Net Loss Attributable to Noncontrolling Interests	0.1		0.1
Net Income Available to IPG Common Stockholders	$94.7	$(13.1)	$107.8

Weighted-Average Number of Common Shares Outstanding - Basic	392.3		392.3
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	8.0		8.0
Weighted-Average Number of Common Shares Outstanding - Diluted	400.3		400.3

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.24	$(0.03)	$0.27
Diluted	$0.24	$(0.03)	$0.27

[1] Includes losses on completed dispositions and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six Months Ended June 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	Adjusted Results
Income Before Income Taxes	$184.9	$(12.2)	$197.1
Provision for Income Taxes	73.3		73.3
Effective Tax Rate	39.6%		37.2%
Equity in Net Income of Unconsolidated Affiliates	1.1		1.1
Net Loss Attributable to Noncontrolling Interests	3.5		3.5
Net Income Available to IPG Common Stockholders	$116.2	$(12.2)	$128.4

Weighted-Average Number of Common Shares Outstanding - Basic	392.0		392.0
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	399.6		399.6

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.30	$(0.03)	$0.33
Diluted	$0.29	$(0.03)	$0.32

[1] Includes losses on completed dispositions and the classification of certain assets as held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended June 30, 2016
	As Reported	Losses on Sales of Businesses	Settlement of Certain Tax Positions	Adjusted Results [1]
Income Before Income Taxes	$205.8	$(3.7)		$209.5
Provision for Income Taxes	43.7		$23.4	67.1
Effective Tax Rate	21.2%			32.0%
Equity in Net Loss of Unconsolidated Affiliates	(1.9)			(1.9)
Net Income Attributable to Noncontrolling Interests	(3.3)			(3.3)
Net Income Available to IPG Common Stockholders	$156.9	$(3.7)	$23.4	$137.2

Weighted-Average Number of Common Shares Outstanding - Basic	400.1			400.1
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	9.7			9.7
Weighted-Average Number of Common Shares Outstanding - Diluted	409.8			409.8

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.39	$(0.01)	$0.06	$0.34
Diluted	$0.38	$(0.01)	$0.06	$0.33

[1] The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is reflected in both periods.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED NON-GAAP RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six months ended June 30, 2016
	As Reported	Losses on Sales of Businesses	Valuation Allowance Reversals	Settlement of Certain Tax Positions	Adjusted Results [1]
Income Before Income Taxes	$192.8	$(20.0)			$212.8
Provision for Income Taxes	28.1	0.4	$12.2	$23.4	64.1
Effective Tax Rate	14.6%				30.1%
Equity in Net Loss of Unconsolidated Affiliates	(1.8)				(1.8)
Net Income Attributable to Noncontrolling Interests	(0.6)				(0.6)
Net Income Available to IPG Common Stockholders	$162.3	$(19.6)	$12.2	$23.4	$146.3

Weighted-Average Number of Common Shares Outstanding - Basic	400.4				400.4
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	9.0				9.0
Weighted-Average Number of Common Shares Outstanding - Diluted	409.4				409.4

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.41	$(0.05)	$0.03	$0.06	$0.37
Diluted	$0.40	$(0.05)	$0.03	$0.06	$0.36

[1] The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is reflected in both periods.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax